UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------


                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             February 13, 2008

                             -----------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                         0-14690                    47-0648386
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation)                          Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

     As announced in a press release issued February 5, 2008, Company officials made a presentation to the investment community at the BB&T Capital Markets Transportation Services Conference in Coral Gables, Florida on February 13, 2008. This presentation was open to the public through an audio webcast via the internet at the time of the presentation and a replay is accessible from the Company's website at www.werner.com for thirty days following the date of the presentation. During the Company's prepared remarks, management made the following comments regarding January 2008 results and regarding first quarter 2008 earnings expectations compared to first quarter 2007.

     "The weak freight market is placing increasing pressure on rates, however we are remaining as disciplined as possible with pricing. Costs were much higher in January of 2008 compared to January of 2007 due to: (1) significantly higher fuel prices, (2) much higher maintenance due in part to worse than normal winter weather and (3) higher insurance. Based on January 2008 results, it is likely that our earnings per share for the first quarter of 2008 will be significantly lower than our earnings per share for the first quarter of 2007."

     This current report on Form 8-K and the oral public statements made by Company representatives during the aforementioned webcast contain forward-looking statements, which are based on information currently available to our management. Actual results could differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2006. The Company assumes no obligation to update any forward-looking statement to the extent it becomes aware that it will not be achieved for any reason.

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      February 15, 2008            By:  /s/ John J. Steele
           -----------------                 ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      February 15, 2008            By:  /s/ James L. Johnson
           -----------------                 ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary